Acquisitions and Divestures	12 Months Ended
Dec. 31, 2013
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Acquisitions and Divestures

4. Acquisitions and Divestures

Business Acquisitions

All business acquisitions are included in the Company’s results of operations from their respective acquisition dates.

2013 Business Acquisition

On December 19, 2013, the Company acquired Mustang Technology Group, L.P. (Mustang) business for an aggregate purchase price of $54 million, which was financed with cash on hand. The purchase price is subject to adjustment based on closing date net working capital. Mustang develops and manufactures radar-based sensors and systems used in precision-guided weapons, electronic warfare, unmanned systems and other military applications. Based on the preliminary purchase price allocations, the aggregate goodwill recognized for this business was $44 million, most of which is expected to be deductible for income tax purposes. The goodwill was assigned to the Electronic Systems reportable segment. The final purchase price allocation is expected to be completed in the second quarter of 2014 and will be based on final purchase price, final appraisals and other analysis of fair values of acquired assets and liabilities. The Company does not expect differences between the preliminary and final purchase price allocations to have a material impact on its results of operations or financial position.

2012 Business Acquisitions

During the year ended December 31, 2012, in separate transactions, the Company acquired three businesses for an aggregate purchase price of $349 million, which were financed with cash on hand. Based on the final purchase price allocations, the aggregate goodwill recognized for these businesses was $278 million, of which $182 million is expected to be deductible for income tax purposes. The goodwill was assigned to the Electronic Systems reportable segment. A description of each business acquisition made by the Company during the year ended December 31, 2012 is listed below:

•	On February 6, 2012, the Company acquired the Kollmorgen Electro-Optical business (named L-3 KEO). L-3 KEO develops and manufactures specialized equipment, including submarine photonics systems and periscopes, ship fire control systems, visual landing aids and ground electro-optical and sensor-cueing systems for the U.S. military and allied international governments.

•	On April 13, 2012, the Company acquired the assets and liabilities of MAVCO, Inc. (MAVCO). MAVCO is an audio, video, lighting and broadcast systems integrations business primarily for cruise lines.

•	On August 6, 2012, the Company acquired the commercial aircraft simulation business from Thales Group (named Link Simulation & Training U.K. Limited (Link U.K.)). Link U.K. is a leading manufacturer of flight simulation systems for the commercial aviation market.

The purchase prices and purchase price allocations for L-3 KEO and MAVCO were finalized as of June 28, 2013 and December 31, 2012, respectively, with no significant changes from the preliminary amounts. The Link U.K. purchase price allocation was finalized as of September 27, 2013 based on the results of the final appraisals and valuations of the assets and liabilities acquired and estimated final closing date net working capital. The final purchase price allocations resulted in certain adjustments to the preliminary valuations, the most significant of which included an increase to goodwill of $32 million, which included $4 million for foreign currency translation adjustments, an increase to other liabilities of $17 million, and a decrease of $16 million to contracts in process. The purchase price for Link U.K. was finalized in the fourth quarter of 2013 and resulted in a $6 million final net working capital adjustment that had been previously accrued. As discussed in Note 2, the audited condensed consolidated balance sheet as of December 31, 2012 has been revised for these adjustments in accordance with accounting standards for business combinations.

2011 Business Acquisitions

During the year ended December 31, 2011, in separate transactions, the Company acquired two businesses for an aggregate purchase price of $18 million, which were financed with cash on hand. Based on final purchase price allocations, the aggregate goodwill recognized for these businesses was $19 million, of which $14 million is expected to be deductible for income tax purposes. The goodwill was assigned to the reportable segments listed below:

Segment	December 31, 2013
(in millions)
Electronic Systems	$10
Communication Systems	9

Total	$19

A description of each business acquisition made by the Company during the year ended December 31, 2011 is listed below:

•	On July 1, 2011, the Company acquired the communications and engineering business of ComHouse Wireless L.P. (ComHouse). The acquired business provides L-3 with cellular wave form modulation technology that can be used to counter improvised explosive devices.

•	On October 28, 2011, the Company acquired the cargo radiation screening business of Detector Networks International LLC (DNI). The purchase price for DNI is subject to additional, contingent consideration not to exceed $10 million and is based on DNI’s post-acquisition financial performance through December 31, 2014. The Company recorded a $7 million liability on the acquisition date for the fair value of the contingent consideration, which was reduced by $2 million in 2012 and $5 million in 2013 due to lower than expected financial performance.

The purchase prices for ComHouse and DNI are final and the purchase price allocations for these acquisitions were completed with no significant changes from the preliminary amounts.

Business Divestitures

2012 Spin-off of Engility

The Company completed the spin-off of its subsidiary, Engility Holdings, Inc. (Engility), on July 17, 2012. In connection with the spin-off, Engility made a cash distribution of $335 million to L-3. A portion of the proceeds were used to redeem $250 million of the 6 3⁄8% Senior Subordinated Notes due 2015 (6 3⁄8% 2015 Notes) on July 26, 2012. There was no gain or loss recognized by L-3 as a result of the spin-off transaction.

Prior to the completion of the spin-off, L-3 and Engility entered into a Distribution Agreement dated July 16, 2012 and several other agreements that govern certain aspects of L-3’s relationship with Engility. These agreements generally provide that each party is responsible for its respective assets, liabilities and obligations, including employee benefits, insurance and tax-related assets and liabilities, following the spin-off, whether accrued or contingent. The agreements also described certain services that L-3 provided to Engility that were substantially completed by December 31, 2013.

L-3 incurred transaction expenses in connection with the spin-off of $19 million ($14 million after income taxes) for the year ended December 31, 2012 and $9 million ($7 million after income taxes) for the year ended December 31, 2011, which have been included in discontinued operations. In addition, L-3 allocated interest expense for debt not directly attributable or related to L-3’s other operations of $14 million and $31 million to discontinued operations for the years ended December 31, 2012 and 2011, respectively. Interest expense was allocated in accordance with the accounting standards for discontinued operations and was based on the ratio of Engility net assets to the sum of: (1) total L-3 consolidated net assets and (2) L-3 consolidated total debt.

Engility’s statement of operations data, which has been classified as discontinued operations, is provided in the table below.

	January 1 to July 17, 2012	Year Ended December 31, 2011
	(in millions)
Product and service revenues	$911	$2,011

Operating income from discontinued operations before income taxes	68	199
Interest expense allocated to discontinued operations	(14)	(31)

Income from discontinued operations before income taxes	$54	$168
Income tax expense	(22)	(64)

Income from discontinued operations, net of income taxes	$32	$104
Net income from discontinued operations attributable to noncontrolling interests	(4)	(3)

Net income from discontinued operations attributable to L-3	$28	$101

2011 Business Divestiture

On February 22, 2011, the Company divested the MOI business of Microdyne Corporation (Microdyne), which was within the Electronic Systems segment. The divestiture resulted in a pre-tax loss of $2 million. Microdyne’s annual revenues (approximately $8 million), operating results and net assets were not material for any period presented and, therefore, this divestiture is not reported as a discontinued operation. The net proceeds from the sale are included in investing activities on the Consolidated Statement of Cash Flows.

Unaudited Pro Forma Statements of Operations Data

The following unaudited pro forma Statements of Operations data presents the combined results of the Company and its business acquisitions completed during the years ended December 31, 2013, 2012 and 2011, assuming that the business acquisitions completed during 2013, 2012 and 2011 had occurred on January 1, 2011.

	Year Ended December 31,
	2013	2012	2011
	(in millions, except per share data)
Pro forma net sales	$12,664	$13,278	$13,502
Pro forma income from continuing operations	$787	$790	$880
Pro forma net income attributable to L-3	$778	$812	$972
Pro forma diluted earnings per share from continuing operations	$8.54	$8.03	$8.24
Pro forma diluted earnings per share	$8.54	$8.32	$9.19

The unaudited pro forma results disclosed in the table above are based on various assumptions and are not necessarily indicative of the results of operations that would have occurred had the Company completed these acquisitions on the dates indicated above.